SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   TSET, INC.
             (Exact Name of Registrant as Specified in its Charter)

             NEVADA                                     87-0440410
             ------                                     ----------
(State of incorporation or organization)   (I.R.S. Employer Identification No.)


                              14523 WESTLAKE DRIVE
                            LAKE OSWEGO, OREGON 97034
                    (Address of Principal Executive Offices)

                                   Copies to:

                             Clayton E. Parker, Esq.
                            Ronald S. Haligman, Esq.
                           Kirkpatrick & Lockhart LLP
                      201 S. Biscayne Boulevard, Suite 2000
                              Miami, Florida 33131
                                 (305) 539-3300



If this form relates to the If this form relates to the registration of a class of registration of a class of securities securities pursuant to Section 12(b) pursuant to Section 12(g) of the of the Exchange Act and is effective Exchange Act and is effective pursuant pursuant to General Instruction to General Instruction A.(d), please
A.(c),  please  check the  following   check the following box. [ X ]
box. [ ]

Securities  Act  registration  statement file number to which this form relates:
333-67028

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class          Name of Each Exchange on Which
          to be so Registered          Each Class is to be Registered
          -------------------          ------------------------------

          None                         None

Securities to be registered pursuant to Section 12(g) of the Act:

          Common Stock, par value $0.001

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
         -------------------------------------------------------

     This information is incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-044010), filed with the Securities and Exchange Commission on August 7, 2001, as amended (the "REGISTRATION STATEMENT"), in the section entitled "Description of Capital Stock."

ITEM 2.  EXHIBITS.
         --------

    THE FOLLOWING EXHIBITS ARE FILED AS PART OF THIS REGISTRATION STATEMENT:
    ------------------------------------------------------------------------

EXHIBIT
NO.       DESCRIPTION                          LOCATION
--------  -----------------------------------  --------------------------------

  2.1     Articles of Merger for Technology    Incorporated by reference to
          Selection, Inc. with the Nevada      Exhibit 2.1 to the Registrant's
          Secretary of State                   Registration Statement on Form
                                               S-1 filed on August 7, 2001 (the
                                               "Registration Statement")

  3.1     Articles of Incorporation            Incorporated by reference to
                                               Exhibit 3.1 to the Registration
                                               Statement on Form S-1 filed on
                                               August 7, 2001

  3.2     Bylaws                               Incorporated by reference to
                                               Exhibit 3.2 to the Registration
                                               Statement on Form S-1 filed on
                                               August 7, 2001

  5.1     Opinion re: Legality                 Incorporated by reference to
                                               Exhibit 5.1 to Amendment No. 1
                                               to the Registration Statement
                                               on Form S-1 filed on
                                               October 19, 2001

  10.1    Employment Agreement, dated April    Incorporated by reference to
          16, 1999, by and between TSET,       Exhibit 10.1 to the Registration
          Inc. and Jeffrey D. Wilson           Statement on Form S-1 filed on
                                               August 7, 2001

  10.2    Deal Outline, dated December 9,      Incorporated by reference to
          1999, by and between TSET, Inc.      Exhibit 10.2 to the Registration
          and Atomic Soccer, USA, Ltd.         Statement on Form S-1 filed on
                                               August 7, 2001

  10.3    Letter of Intent, dated December     Incorporated by reference to
          27, 1999, by and between TSET,       Exhibit 10.3 to the Registration
          Inc. and Electron Wind               Statement on Form S-1 filed on
          Technologies, Inc.                   August 7, 2001

  10.4    Agreement, dated February 5, 2000,   Incorporated by reference to
          by and between DiAural, LLC and      Exhibit 10.4 to the Registration
          EdgeAudio, LLC                       Statement on Form S-1 filed on
                                               August 7, 2001

  10.5    Stock Purchase Agreement, dated      Incorporated by reference to
          March 6, 2000, by and among TSET,    Exhibit 10.5 to the Registration
          Inc., Atomic Soccer USA, Ltd.,       Statement on Form S-1 filed on
          Todd P. Ragsdale, James Eric         August 7, 2001
          Anderson, Jewel Anderson, Timothy
          Beglinger and Atomic Millennium
          Partners, LLC

  10.6    Acquisition Agreement, dated March   Incorporated by reference to
          13, 2000, by and among TSET, Inc.,   Exhibit 10.6 to the Registration
          High Voltage Integrated, LLC,        Statement on Form S-1 filed on
          Ingrid Fuhriman, Igor                August 7, 2001
          Krichtafovitch, Robert L. Fuhriman
          and Alan Thompson

  10.7    Letter of Intent, dated April 18,    Incorporated by reference to
          2000, by and between TSET, Inc.      Exhibit 10.7 to the Registration
          and EdgeAudio.com, Inc.              Statement on Form S-1 filed on
                                               August 7, 2001

  10.8    Lease Agreement, dated May 3,        Incorporated by reference to
          2000, by and between Kronos Air      Exhibit 10.8 to the Registration
          Technologies, Inc. and TIAA          Statement on Form S-1 filed on
          Realty, Inc.                         August 7, 2001

EXHIBIT
NO.       DESCRIPTION                          LOCATION
--------  -----------------------------------  --------------------------------
  10.9    Agreement and Plan of                Incorporated by reference to
          Reorganization, dated May 4, 2000,   Exhibit 10.9 to the Registration
          by and among TSET, Inc.,             Statement on Form S-1 filed on
          EdgeAudio.com, Inc., LYNK            August 7, 2001
          Enterprises, Inc., Robert
          Lightman, J. David Hogan, Eric
          Alexander and Eterna
          Internacional, S.A. de C.V.

  10.10   Letter Agreement, dated May 4,       Incorporated by reference to
          2000, by and between TSET, Inc.      Exhibit 10.10 to the Registration
          and Cancer Detection                 Statement on Form S-1 filed on
          International, LLC                   August 7, 2001

  10.11   Employment Agreement, dated May      Incorporated by reference to
          19, 2000, by and between TSET,       Exhibit 10.11 to the Registration
          Inc. and Richard A. Papworth         Statement on Form S-1 filed on
                                               August 7, 2001

  10.12   Finders Agreement, dated August      Incorporated by reference to
          21, 2000, by and among TSET, Inc.,   Exhibit 10.12 to the Registration
          Richard F. Tusing and Daniel R.      Statement on Form S-1 filed on
          Dwight                               August 7, 2001

  10.13   Contract Services Agreement, dated   Incorporated by reference to
          June 27, 2000, by and between        Exhibit 10.13 to the Registration
          Chinook Technologies, Inc. and       Statement on Form S-1 filed on
          Kronos Air Technologies, Inc.        August 7, 2001

  10.14   Letter of Intent, dated July 17,     Incorporated by reference to
          2000, by and between Kronos Air      Exhibit 10.14 to the Registration
          Technologies, Inc. and Polus         Statement on Form S-1 filed on
          Technologies, Inc.                   August 7, 2001

  10.15   Consulting Agreement, dated August   Incorporated by reference to
          1, 2000, by and among TSET, Inc.,    Exhibit 10.15 to the Registration
          Richard F. Tusing and Daniel R.      Statement on Form S-1 filed on
          Dwight                               August 7, 2001

  10.16   Preferred Stock Purchase             Incorporated by reference to
          Agreement, dated September 12,       Exhibit 10.16 to the Registration
          2000, by and between                 Statement on Form S-1 filed on
          EdgeAudio.com, Inc. and Bryan        August 7, 2001
          Holbrook

  10.17   Shareholders Agreement, dated        Incorporated by reference to
          September 12, 2000, by and among     Exhibit 10.17 to the Registration
          TSET, Inc., Bryan Holbrook and       Statement on Form S-1 filed on
          EdgeAudio.com, Inc.                  August 7, 2001

  10.18   Amendment to Agreement and Plan of   Incorporated by reference to
          Reorganization dated September 12,   Exhibit 10.18 to the Registration
          2000, by and among TSET, Inc.,       Statement on Form S-1 filed on
          EdgeAudio.com, Inc., LYNK            August 7, 2001
          Enterprises, Inc., Robert
          Lightman, J. David Hogan, Eric
          Alexander and Eterna
          Internacional, S.A. de C.V.

  10.19   Agreement Regarding Sale of          Incorporated by reference to
          Preferred Stock, dated November 1,   Exhibit 10.19 to the Registration
          2000, by and between                 Statement on Form S-1 filed on
          EdgeAudio.com, Inc. and Bryan        August 7, 2001
          Holbrook

  10.20   Amendment to Subcontract, dated      Incorporated by reference to
          December 14, 2000, by and between    Exhibit 10.20 to the Registration
          Bath Iron Works and High Voltage     Statement on Form S-1 filed on
          Integrated                           August 7, 2001

  10.21   Consulting Agreement, dated          Incorporated by reference to
          January 1, 2001, by and between      Exhibit 10.21 to the Registration
          TSET, Inc. and Dwight, Tusing &      Statement on Form S-1 filed on
          Associates                           August 7, 2001

  10.22   Employment Agreement, dated March    Incorporated by reference to
          18, 2001, by and between TSET,       Exhibit 10.22 to the Registration
          Inc. and Alex Chriss                 Statement on Form S-1 filed on
                                               August 7, 2001

  10.23   Stock Option Agreement, dated        Incorporated by reference to
          April 9, 2001, by and between        Exhibit 10.23 to the Registration
          TSET, Inc. and Jeffrey D. Wilson     Statement on Form S-1 filed on
                                               August 7, 2001

EXHIBIT
NO.       DESCRIPTION                          LOCATION
--------  -----------------------------------  --------------------------------
  10.24   Stock Option Agreement, dated        Incorporated by reference to
          April 9, 2001, by and between        Exhibit 10.24 to the Registration
          TSET, Inc. and Jeffrey D. Wilson     Exhibit 10.24 to the Registration
                                               Statement on Form S-1 filed on
                                               August 7, 2001

  10.25   Stock Option Agreement, dated        Incorporated by reference to
          April 9, 2001, by and between        Exhibit 10.25 to the Registration
          TSET, Inc. and Daniel R. Dwight      Statement on Form S-1 filed on
                                               August 7, 2001

  10.26   Stock Option Agreement, dated        Incorporated by reference to
          April 9, 2001, by and between        Exhibit 10.26 to the Registration
          TSET, Inc. and Richard F. Tusing     Statement on Form S-1 filed on
                                               August 7, 2001

  10.27   Stock Option Agreement, dated        Incorporated by reference to
          April 9, 2001, by and between        Exhibit 10.27 to the Registration
          TSET, Inc. and Charles D. Strang     Statement on Form S-1 filed on
                                               August 7, 2001

  10.28   Stock Option Agreement, dated        Incorporated by reference to
          April 9, 2001, by and between        Exhibit 10.28 to the Registration
          TSET, Inc. and Richard A. Papworth   Statement on Form S-1 filed on
                                               August 7, 2001

  10.29   Stock Option Agreement, dated        Incorporated by reference to
          April 9, 2001, by and between        Exhibit 10.29 to the Registration
          TSET, Inc. and Richard A. Papworth   Statement on Form S-1 filed on
                                               August 7, 2001

  10.30   Stock Option Agreement, dated        Incorporated by reference to
          April 9, 2001, by and between        Exhibit 10.30 to the Registration
          TSET, Inc. and Erik W. Black         Statement on Form S-1 filed on
                                               August 7, 2001

  10.31   Stock Option Agreement, dated        Incorporated by reference to
          April 9, 2001, by and between        Exhibit 10.31 to the Registration
          TSET, Inc. and J. Alexander Chriss   Statement on Form S-1 filed on
                                               August 7, 2001

  10.32   Stock Option Agreement, dated        Incorporated by reference to
          April 9, 2001, by and between        Exhibit 10.32 to the Registration
          TSET, Inc. and Charles H.            Statement on Form S-1 filed on
          Wellington                           August 7, 2001

  10.33   Stock Option Agreement, dated        Incorporated by reference to
          April 9, 2001, by and between        Exhibit 10.33 to the Registration
          TSET, Inc. and Igor Krichtafovitch   Statement on Form S-1 filed on
                                               August 7, 2001

  10.34   Letter Agreement, dated April 10,    Incorporated by reference to
          2001, by and between TSET, Inc.      Exhibit 10.34 to the Registration
          and Richard A. Papworth              Statement on Form S-1 filed on
                                               August 7, 2001

  10.35   Letter Agreement, dated April 12,    Incorporated by reference to
          2001, by and between TSET, Inc.      Exhibit 10.35 to the Registration
          and Daniel R. Dwight and Richard     Statement on Form S-1 filed on
          F. Tusing                            August 7, 2001

  10.36   Finders Agreement, dated April 20,   Incorporated by reference to
          2001, by and between TSET, Inc.      Exhibit 10.36 to the Registration
          and Bernard Aronson, d/b/a Bolivar   Statement on Form S-1 filed on
          International Inc.                   August 7, 2001

  10.37   Indemnification Agreement, dated     Incorporated by reference to
          May 1, 2001, by and between TSET,    Exhibit 10.37 to the Registration
          Inc. and Jeffrey D. Wilson           Statement on Form S-1 filed on
                                               August 7, 2001

  10.38   Indemnification Agreement, dated     Incorporated by reference to
          May 1, 2001, by and between TSET,    Exhibit 10.38 to the Registration
          Inc. and Daniel R. Dwight            Statement on Form S-1 filed on
                                               August 7, 2001

  10.39   Indemnification Agreement, dated     Incorporated by reference to
          May 1, 2001, by and between TSET,    Exhibit 10.39 to the Registration
          Inc. and Richard F. Tusing           Statement on Form S-1 filed on
                                               August 7, 2001

EXHIBIT
NO.       DESCRIPTION                          LOCATION
--------  -----------------------------------  --------------------------------
 10.40   Indemnification Agreement, dated     Incorporated by reference to
          May 1, 2001, by and between TSET,    Exhibit 10.40 to the Registration
          Inc. and Charles D. Strang           Statement on Form S-1 filed on
                                               August 7, 2001

  10.41   Indemnification Agreement, dated     Incorporated by reference to
          May 1, 2001, by and between TSET,    Exhibit 10.41 to the Registration
          Inc. and Richard A. Papworth         Statement on Form S-1 filed on
                                               August 7, 2001

  10.42   Indemnification Agreement, dated     Incorporated by reference to
          May 1, 2001, by and between TSET,    Exhibit 10.42 to the Registration
          Inc. and Erik W. Black               Statement on Form S-1 filed on
                                               August 7, 2001

  10.43   Stock Option Agreement, dated May    Incorporated by reference to
          3, 2001, by and between TSET, Inc.   Exhibit 10.43 to the Registration
          and Jeffrey D. Wilson                Statement on Form S-1 filed on
                                               August 7, 2001

  10.44   Common Stock Purchase Agreement,     Incorporated by reference to
          dated June 19, 2001, by and          Exhibit 10.44 to the Registration
          between TSET, Inc. and Fusion        Statement on Form S-1 filed on
          Capital Fund II, LLC                 August 7, 2001

  10.45   Registration Rights Agreement,       Incorporated by reference to
          dated June 19, 2001, by and          Exhibit 10.45 to the Registration
          between TSET, Inc. and Fusion        Statement on Form S-1 filed on
          Capital Fund II, LLC                 August 7, 2001

  10.46   Mutual Release and Settlement        Incorporated by reference to
          Agreement, dated July 7, 2001, by    Exhibit 10.46 to the Registration
          and between TSET, Inc. and Foster    Statement on Form S-1 filed on
          & Price Ltd.                         August 7, 2001

  10.47   Letter Agreement, dated July 9,      Incorporated by reference to
          2001, by and between TSET, Inc.      Exhibit 10.47 to the Registration
          and The Eagle Rock Group, LLC        Statement on Form S-1 filed on
                                               August 7, 2001

  10.48   Finders Agreement, dated July 17,    Incorporated by reference to
          2001, by and between TSET, Inc.      Exhibit 10.48 to the Registration
          and John S. Bowles                   Statement on Form S-1 filed on
                                               August 7, 2001

  10.49   Warrant Agreement, dated July 16,    Incorporated by reference to
          2001, by and between TSET, Inc.      Exhibit 10.49 to the Registration
          and The Eagle Rock Group, LLC        Statement on Form S-1 filed on
                                               August 7, 2001

  10.50   Agreement and Release, dated         Incorporated by reference to
          October 10, 2001, by and between     Exhibit 10.50 to the Registrant's
          TSET, Inc. and Jeffrey D. Wilson     Form 10-K for the year ended June
                                               30, 2001 filed on October 15,
                                               2001

  10.51   Promissory Note dated October 10,    Incorporated by reference to
          2001 payable to Mr. Jeffrey D.       Exhibit 10.51 to the Registrant's
          Wilson                               Form 10-K for the year ended June
                                               30, 2001 filed on October 15,
                                               2001

  10.52   Consulting Agreement, dated          Incorporated by reference to
          October 10, 2001, by and between     Exhibit 10.52 to the Registrant's
          TSET, Inc. and Jeffrey D. Wilson     Form 10-K for the year ended June
                                               30, 2001 filed on October 15,
                                               2001

                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                               TSET, INC.



October 31, 2001                    By:  /s/ Daniel R. Dwight
                                         -------------------------------
                                         Daniel R. Dwight
                                         President and Chief Executive Officer